EXHIBIT 10.7(a)

(As amended to 4/1/93)

                              MANAGEMENT AGREEMENT

                                     BETWEEN
 ------------------------------------------------------------------------------

                                       AND

                    SOUTHERN STATES COOPERATIVE, INCORPORATED


                  THIS AGREEMENT, made and executed between ____________ ______________________________________________, an agricultural cooperative association of the State of Virginia, with its principal place of business at _________________________________ (and duly qualified to transact business in the State of _______________), hereinafter called "Local Cooperative", and SOUTHERN STATES COOPERATIVE, INCORPORATED, a cooperative agricultural association of the State of Virginia, with its registered office at 6606 West Broad Street, Richmond, Virginia, hereinafter called "Southern States", this _____ day of _____________, 19____.

                  WHEREAS, the Local Cooperative is a producer-owned and producer-controlled cooperative association, organized and operated for the mutual help and benefit of the members thereof, and Southern States is an agricultural cooperative association, organized and operated for the mutual help and benefit of its members; and

                  WHEREAS, Southern States is in a position to furnish quality supplies and render management, accounting, and other like services to its members at low cost by reason of its several plants, warehouses, other facilities, and trained personnel; and

                  WHEREAS, the Local Cooperative can operate at less expense by using - along with other similar Local Cooperatives affiliated with Southern States - the services and supplies now made available by Southern States


W I T N E S S E T H :

                  That in consideration of the mutual obligations herein provided, the admission of the Local Cooperative to membership in Southern States, and other good and valuable consideration, IT IS AGREED BETWEEN THE PARTIES HERETO that the Local Cooperative shall immediately subscribe to and pay for one (1) share of the common capital stock of Southern States Cooperative, Incorporated, and when a share of said stock is issued accordingly, the Local Cooperative shall thereupon be deemed to have employed Southern States as its agent and/or attorney in fact to manage its business affairs upon the following terms:

                  1. All capital that is necessary or required by the Local Cooperative for successful and profitable operations shall be obtained, except as hereinafter provided, from Southern States at the same rate of interest charged by Southern States to other affiliated Local Cooperatives, not to exceed the prevailing legal rate of interest; provided, however, that in the event the Local Cooperative shall call upon Southern States for capital Southern States determines is not necessary for successful and profitable operations, or for capital in excess of the Local Cooperative's net worth, Southern States shall have the privilege of requiring the Local Cooperative to raise such capital by the sale of its own investment stock. All capital advanced by Southern States to the Local Cooperative shall be on open account or on the basis of negotiable notes executed by the Local Cooperative, and the Local Cooperative, through its officers and directors, agrees to furnish from time to time any collateral for such advances that may be required by Southern States. The Local Cooperative at all times shall have the privilege of raising a part or all of its capital requirements by the sale of its own investment stock or securities.


                  2. Southern States shall make available to Local Cooperative all commodities and supplies manufactured, processed, assembled, handled, or distributed by it, and the Local Cooperative in turn agrees to use the wholesale facilities and services of Southern States as its principal source of supply for all such commodities, recognizing that farmers can perform for themselves through their own wholesale plants such services at cost to the Local Cooperative and its members. However, this section shall in no way preclude the Local Cooperative from handling commodities and supplies manufactured, processed, assembled, handled, or distributed by others or performing local custom services that may be beneficial to local patrons.


                  3. No new services shall be undertaken or existing services discontinued by, or in behalf of, Local Cooperative until the same have been approved by the Board of Directors of Local Cooperative.

                  4. Southern States shall supervise and/or make purchases of commodities and supplies for the account of the Local Cooperative, and when purchases are made, shall charge said purchases to Local Cooperative's account and Southern States may make contracts for the account of the Local Cooperative in the regular course of its business, including contracts for marketing its products or the products of members or patrons marketing through the Local Cooperative, and contracts of agency, including agreements whereby the Local Cooperative shall act as agent for the sale of farm machinery, farm, garden, orchard, and other supplies, materials, and equipment used by farmers, and arrange all the terms thereof, all in accordance with policies previously determined by the Board of Directors of the Local Cooperative, but without the necessity of specific authority from the Board for any individual transaction or any series of transactions.

                  5. Southern States shall be authorized to draw upon such funds of the Local Cooperative as shall be required to properly carry on the operations of the Local Cooperative, and Southern States shall at all times keep accurate accounts of its receipts and disbursements for the account of the Local Cooperative and shall repay any advances made by the Local Cooperative and not expended in its behalf by Southern States within thirty (30) days after demand by the Local Cooperative, less any amount that may be due Southern States by Local Cooperative


                  6. Services rendered by Southern States to the Local Cooperative under this Agreement shall include supervision of management and credit, accounting, internal auditing, procurement and training of personnel, assistance with local meetings and membership relations, general assistance in legal, real estate, engineering, traffic, information and publicity, and merchandising matters, special marketing services, preparation of tax returns, payment of dividends on any outstanding stock, and distribution of patronage refunds. Southern States shall perform all services under this Agreement for Local Cooperative on an actual cost basis. Special charges, such as local legal fees, special outside audits, engineering and preparation of blueprints of construction, postage, parcel post, freight, advertising, etc., shall be paid by the Local Cooperative.

                         Southern States,  at the beginning of each fiscal year,
in the light of the total purchasing volume of the Local Cooperative for the preceding year and anticipated expenses for the ensuing year, shall advise the Local Cooperative of the charge to be made by Southern States for the ensuing year as Southern States' estimated fee for such year for Local Cooperative's purchasing operations. At the end of each fiscal year, after the actual cost of rendering such service has been determined by Southern States, in the event the actual cost shall be less than the estimated fee actually paid, such difference shall be credited to the Local Cooperative by Southern States. In the event the actual cost shall be more than the estimated fee actually paid, such difference shall be paid to Southern States by the Local Cooperative.

                         Southern States,  at the beginning of each fiscal year,
in the light of the total marketing volume of the Local Cooperative for the preceding year and anticipated expenses for the ensuing year, shall advise the Local Cooperative of the charge per bushel to be made on Local Cooperative's monthly volume for the ensuing year, as Southern States' estimated fee for such year for Local Cooperative's marketing operations. At the end of each fiscal year, after the actual cost of rendering such service has been determined by Southern States, in the event the actual cost shall be less than the estimated fee actually paid, such difference shall be credited to the Local Cooperative by Southern States. In the event the actual cost shall be more than the estimated fee actually paid, such difference shall be paid to Southern States by the Local Cooperative.

                  7. The Local Cooperative authorizes and directs Southern States to apply and contract for and otherwise arrange and effect, for and on behalf of the Local Cooperative, insurance and bond coverage usually carried by business corporations rendering a local farm supply or petroleum service, including where the exposure exists:


(1) Fire and lightning extended coverage sprinkler leakage on buildings, machinery, equipment, and merchandise;

(2)           Workmen's Compensation;

(3)           Fidelity Bonds;

(4)           Public Liability;

(5)           Safe Burglary;

(6)           Inside and Outside Holdup;

(7)           Automobile Collision, Fire, Theft, Public Liability,and Property
              Damage; and

(8)           Cargo in Owned Vehicles.


                         Specific   coverage  shall  be  effected   promptly  by
Southern States upon notification of the necessity for same by the President or Manager of the Local Cooperative. Southern States is hereby granted wide discretion in arranging for insurance and bond coverage for the Local Cooperative, and shall be responsible for losses only to the extent coverage has been arranged and actually effected. Southern States shall be required to use only its best judgment in arriving at proper values reported for the account of the Local Cooperative as required by applicable co-insurance clauses or otherwise, and the selection of insurance or indemnity companies or other means of effecting insurance coverage shall be also in the sole discretion of Southern States. The Local Cooperative agrees to pay all premiums and other costs of said insurance coverage promptly upon receipt of the notice of the same.

                  8. The Southern States Employee Welfare Benefit Plans heretofore adopted by Southern States for the benefit of its employees shall be, and hereby are, adopted (together with all the included plans) as the Employee Welfare Benefit Plans of the Local Cooperative for the benefit of its employees (and Directors, in the case of the Travel Plan), and all amendments and modifications of said Plans hereafter approved by the Board of Directors of Southern States (or where appropriate, the Employee Benefits Administrative Committee [the "EBAC"]) shall apply automatically to the employees (and Directors, where applicable) of said Local Cooperative; and Southern States shall advise the Local Cooperative of any such amendment hereafter adopted. Southern States is authorized to execute such instruments and to perform any and all acts as may be necessary on behalf of the Local Cooperative to accept, continue in force, or amend said Plans. As of January 1, 1993, the following are included plans:

                          Southern States Medical Plan
                           Southern States Dental Plan
                         Southern States Term Life Plan
         Southern States Special Accidental Death and Dismemberment Plan
                      Southern States Travel Accident Plan
                    Southern States Long Term Disability Plan
                  Southern States Health Care Spending Account
                 Southern States Dependent Care Spending Account
                      Southern States Flexible Benefit Plan
                    Southern States Employee Assistance Plan
                       (if applicable in geographic area)
                         Southern States Severance Plan

                  9. The Retirement Plan for Employees of Southern States Cooperative, Incorporated, as amended and restated effective July 1, 1989, heretofore adopted by Southern States for the benefit of its employees shall be and hereby is, adopted as the Retirement Plan of the Local Cooperative for the benefit of its employees, and all amendments and modifications of said Plan hereafter approved by the Board of Directors of Southern States (or where appropriate, the Employee Benefits Administrative Committee [the "EBAC"] or the Employee Benefits Investment Committee [the "EBIC]) shall apply automatically to the employees of said Local Cooperative; and Southern States shall advise the Local Cooperative of any such amendment hereafter adopted. Southern States is authorized to execute such instruments and to perform any and all acts as may be necessary on behalf of the Local Cooperative to accept, continue in force, or amend said Plan.

                10. The Southern States Thrift Plan and Trust, as amended and restated effective January 1, 1987, heretofore adopted by Southern States for the benefit of its employees shall be and hereby is, adopted as the Thrift Plan of the Local Cooperative for the benefit of its employees, and all amendments and modifications of said Plan hereafter approved by the Board of Directors of Southern States (or where appropriate, the Employee Benefits Administrative Committee [the "EBAC"] or the Employee Benefits Investment Committee [the "EBIC"] shall apply automatically to the employees of said Local Cooperative; and Southern States shall advise the Local Cooperative of any such amendment hereafter adopted. Southern States is authorized to execute such instruments and to perform any and all acts as may be necessary on behalf of the Local Cooperative to accept, continue in force, or amend said Plan.


                11. The vacation and sick leave policies of Local Cooperative shall be the same as the present vacation and sick leave policies of Southern States. Changes to these policies shall be subject to the approval of the Board of Directors of Local Cooperative.


                12. The Local Cooperative agrees that payment of dividends on outstanding common or preferred stock, or interest on debentures or interest on other capital contributions, setting aside reasonable and necessary reserves, and the payment of patronage refunds to patrons can have an important bearing upon the operations of the Local Cooperative, and that it will, therefore, first consult Management of Southern States before such dividends are declared, such reserves set aside, such interest declared, and such patronage refunds declared by the Board of Directors of Local Cooperative.


                13. If and when the Local Cooperative shall declare a dividend on its preferred and common stock, or shall authorize payment of interest on debentures or other capital contributions, the funds for that purpose shall be turned over to the duly authorized agents of Southern States, together with a list of stockholders, and owners of such debentures or capital contributions, and it shall be the duty of Southern States to pay the dividend or interest pursuant to the terms of the resolutions passed by the Board of Directors of the Local Cooperative.

                14. In case the Local Cooperative shall declare a patronage refund in cash and/or instruments evidencing such refund, the funds for that purpose shall be turned over to the duly authorized agents of Southern States, and the Local Cooperative shall furnish Southern States with a list of patrons entitled to the same, and it shall be the duty of Southern States to pay the refund pursuant to the terms of the resolution passed by the Board of Directors of the Local Cooperative.


                15. The Local Cooperative agrees to follow all accounting practices prescribed by the Management of Southern States Cooperative, Incorporated, and agrees to permit accountants, or other persons designated by said Management of Southern States Cooperative, Incorporated, to audit and inspect its books and records at such times as said Management may deem advisable. Southern States shall be required to make at least one audit of the affairs of the Local Cooperative each year and shall, in addition, cause the records it keeps for Local Cooperative to be included among the records audited in the Annual Audit of Southern States by an independent public accounting firm. Southern States shall review the results of such audits with the Board of Directors of Local Cooperative from time to time. Any other audits desired by the Board of Directors of Local Cooperative shall be paid for by the Local Cooperative.


                16. It shall be the policy of the Local Cooperative to enter into no contract or agreement with any officer or director whereby such officer or director would receive any financial benefits, direct or indirect, and differing in any way from the business relations accorded regular members of the Local Cooperative, or any other kind of contract differing from terms generally current. Neither shall the Local Cooperative purchase goods or services from any officers or directors (except farm products produced by such officer or director), nor shall it employ any son or son-in-law, daughter or daughter-in-law, of any officers or directors.


                17. The Local Cooperative agrees that at the first meeting of its Board of Directors following the execution of this Agreement, a Credit Policy based upon the best interests of the Local Cooperative shall be duly adopted if such policy already shall not be in effect.

                18. The Local Cooperative agrees to employ a Manager satisfactory to Southern States, and to secure such cooperation and working relations between the Manager of the Local Cooperative and Southern States as is necessary for efficient and satisfactory operations, and in the event such cooperation is found not to exist, to discharge such Manager. The compensation of the Manager and other employees of the Local Cooperative shall, with the advice of Southern States, be determined by the Board of Directors of Local Cooperative, provided, in the case of an emergency, Southern States is authorized to adjust such compensation, subject to approval of such adjustment at the next meeting of the Board of Directors of Local Cooperative. For the purpose of arranging a proper Fidelity Bond covering such Manager and all employees of the Local Cooperative, Local Cooperative agrees that such Manager and all employees of the Local Cooperative shall be included under the Blanket Fidelity Bond covering all employees of Southern States and its affiliated Local Cooperatives, the premium and cost of such coverage to be charged to the account of the Local Cooperative.

                19. This Agreement shall be in full force and effect during the current fiscal year, ending June 30, 19___, and shall continue from year to year thereafter unless and until terminated by either of the parties hereto by the giving of sixty (60) days' written notice prior to the expiration of the then current fiscal year, provided that Local Cooperative may not exercise this privilege of terminating the Agreement unless and until it shall have repaid all monies that may be due and owing to Southern States.

                IN WITNESS WHEREOF, ___________________________________
____________________________________________________________________________
has caused this Agreement to be executed in its name, on its behalf, and under its corporate seal, by its respective President or Vice President, and attested by its Assistant Secretary, pursuant to the authority duly invested in them by its Board of Directors, and SOUTHERN STATES COOPERATIVE, INCORPORATED, has caused this Agreement to be executed in its name, on its behalf, and under its corporate seal, by its President and Chief Executive Officer or its Group Vice President - Retail & Marketing Services and attested by its Secretary or
Assistant Secretary, all done as of this _____ day of ___________________, 19___.



                                                     ___________________________

                                                     ___________________________


ATTEST:                                              By:________________________
                                                              President

___________________________
      Assistant Secretary


(CORPORATE SEAL)





                                                    SOUTHERN STATES COOPERATIVE,
                                                    INCORPORATED


ATTEST:                                              By:________________________


__________________________                           Title:_____________________

(CORPORATE SEAL)

                                                              Attachment A
                                                              to EXHIBIT 10.7(a)


                     SCHEDULE IDENTIFYING OMITTED DOCUMENTS
             Managed Local Cooperatives Having Management Agreements
                with the Company Substantially in the Form of the
                 Management Agreement Filed as EXHIBIT 10.7(a):


Augusta Petroleum Cooperative, Incorporated

Southern States Beckley Cooperative, Incorporated

Southern States Bedford Cooperative, Incorporated

Southern States Bowling Green Petroleum Cooperative, Incorporated

Southern States Breck Cooperative, Incorporated

Southern States Bristol Cooperative, Incorporated

Brunswick Cooperative Association, Incorporated

Southern States Buckhannon Cooperative, Incorporated

Southern States Campbell Cooperative, Incorporated

Southern States Carroll County Cooperative, Incorporated

Southern States Charlottesville Cooperative, Incorporated

Southern States Chatham Cooperative, Incorporated

Southern States Chesapeake Association, Incorporated

Southern States Clark Cooperative, Incorporated

Southern States Clarksburg Cooperative, Incorporated

Culpeper Petroleum Cooperative, Incorporated

Southern States Cumberland Cooperative, Incorporated

Southern States Cynthiana Cooperative, Incorporated

Southern States Danville Cooperative, Incorporated

Farmers Cooperative, Inc.

Southern States Flemingsburg Cooperative, Incorporated

Southern States Frederick Cooperative, Incorporated

Southern States Front Royal Cooperative, Incorporated

Southern States Galax Cooperative, Incorporated

Southern States Georgetown Cooperative, Incorporated

Southern States Glasgow Cooperative, Incorporated

Southern States Hampstead Cooperative, Incorporated

Southern States Hardin Cooperative, Incorporated

Southern States Henderson Cooperative, Incorporated

Southern States Hopkinsville Cooperative, Incorporated

Southern States Hopkinsville Petroleum Cooperative, Incorporated

Southern States Horse Cave Cooperative, Incorporated

Southern States Huntington Cooperative, Incorporated

Kent Cooperative, Incorporated

Southern States Leitchfield Cooperative, Incorporated

Southern States Lexington Cooperative, Incorporated

Southern States London Cooperative, Incorporated

Southern States Loudoun County Cooperative, Incorporated

Southern States Madisonville Cooperative, Incorporated

Southern States Marion Cooperative, Incorporated

Southern States Marlinton Cooperative, Incorporated

Marshall County Cooperative, Incorporated

Southern States Martinsburg Cooperative, Incorporated

Southern States Martinsville Cooperative, Incorporated

Southern States Maysville Cooperative, Incorporated

Southern States Milford Cooperative, Incorporated

Southern States Morgantown Cooperative, Incorporated

Southern States Mount Airy Cooperative, Incorporated

Southern States Oak Hill Cooperative, Incorporated

Southern States Oakland Cooperative, Incorporated

Southern States Owenton Cooperative, Incorporated

Southern States Petersburg Cooperative, Incorporated

Southern States Pulaski Cooperative, Incorporated

Southern States Roanoke Cooperative, Incorporated

Rockingham Petroleum Cooperative, Incorporated

Russell County Cooperative, Incorporated

Southern States Russellville Cooperative, Incorporated

Southern States Shelbyville Cooperative, Incorporated

Southern States Simpson Cooperative, Incorporated

Southern States Smyrna-Clayton Cooperative, Incorporated

Southern States Somerset Cooperative, Incorporated

Southern States Southside Cooperative, Incorporated

Southern States Spencer Cooperative, Incorporated

Southern States Taneytown Cooperative, Incorporated

Southern States Tazewell Cooperative, Incorporated

Southern States Tidewater Petroleum Cooperative, Incorporated

Washington Farmers Cooperative, Incorporated

Southern States Winchester Cooperative, Incorporated

Southern States Woodsboro Cooperative, Incorporated



* None of the management agreements between the Company and the local cooperatives listed above differ in any material way from the prototype management agreement provided as Exhibit 10.7(a) to this Registration Statement.